Exhibit 10.1

THIS NOTE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE (THE “SECURITIES”) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (EXCEPT AS OTHERWISE PROVIDED BELOW).

CONVERTIBLE PROMISSORY NOTE

$172,653.00	September 23, 2008

FOR VALUE RECEIVED, ACIES Corporation, a Nevada Corporation (the “Company”), having an address of 14 Wall Street, Suite 1620, New York, NY  10005, hereby promises to pay to the order of Pinnacle Three Corporation and/or assigns (the “Holder”), at the offices of Holder at 1445 Windjammer Way, Hollywood, FL  33160, or such other place as may be designated by Holder to the Company in writing, the aggregate principal amount of One Hundred and Seventy-Two Thousand Six Hundred and Fifty Three Dollars ($172,653), together with interest on the unpaid principal amount hereof, upon the terms and conditions hereinafter set forth.

1.
Loan Amount.  This Convertible Promissory Note (this “Note” or “Promissory Note”) evidences the loan of One Hundred and Seventy-Two Thousand Six Hundred and Fifty Three Dollars ($172,653), from the Holder to the Company during the months of August and September 2008 (hereinafter referred to as the “Loan” or the “Principal”).

2.
Payment Terms.  The Company promises to pay to Holder the balance of Principal, together with accrued and unpaid interest, on  September 23, 2009 (the “Maturity Date”), unless this Note is earlier prepaid as herein provided or earlier converted into Common Stock (as hereinafter defined) of the Company pursuant to Section 3 hereof.  All payments hereunder shall be made in lawful money of the United States of America.  Payment shall be credited first to the accrued interest then due and payable and the remainder to Principal.

3.
Interest.  Interest on the outstanding portion of Principal of this Note shall accrue at a rate of eighteen percent (18%) per annum.  All computations of interest shall be made on the basis of a 360-day year for actual days elapsed.  Such interest shall accrue and be paid upon the Maturity Date of the Loan.

a.
Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the State of Florida or the applicable laws of the United States of America, whichever shall be higher (the “Maximum Rate”).

b.
In the event the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, which for any month or other interest payment period exceeds the Maximum Rate, all sums in excess of those lawfully collectible as interest for the period in question (and without further agreement or notice by, among or to the Holder the undersigned) shall be applied to the reduction of the principal balance, with the same force and effect as though the undersigned had specifically designated such excess sums to be so applied to the reduction of the principal balance and the Holder had agreed to accept such sums as a premium-free prepayment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the undersigned, to waive, reduce or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the principal balance.  The undersigned does not intend or expect to pay nor does the Holder intend or expect to charge, accept or collect any interest under this Note greater than the Maximum Rate.

c.
If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding business day.

4.	Option to Convert this Note.

a.
At any time prior to the Maturity Date or prior to payment in full by the Company, Holder shall have the option to convert the unpaid principal balance of this Promissory Note, together with all accrued interest, into shares of common stock (the “Shares” and the “Common Stock”) of the Company  (the “Conversion Option”) at the conversion price of $0.02 per common share (the “Conversion Price”);

b.
In order to exercise this Conversion Option, the Holder shall surrender this Promissory Note to the Company, accompanied by written notice of its intentions to exercise this Conversion Option, which notice shall set forth the principal amount of this Promissory Note to be converted and shall be in the form of Exhibit A, attached hereto (“Notice of Conversion”). Within ten (10) business days of the Company’s receipt of the Notice of Conversion and this Note, the Company shall deliver or cause to be delivered to the Holder, written confirmation that the Shares have been issued in the name of the Holder;

c.
In the event of the exercise of the Conversion Option, Holder shall cooperate with the Company to promptly take any and all additional actions required to make Holder a stockholder of the Company including, without limitation, in connection with the issuance of the Shares, such representations as to financial condition, investment intent and sophisticated investor status as are reasonably required by counsel for the Company. Holder recognizes that the Shares issued upon conversion of this Note will constitute “restricted securities” under the Securities Act of 1933, as amended, and the resale of which will be subject to the limitations of such rules;

d.
The Company shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Shares to the Holder, in the event the Holder exercises its rights under the Conversion Option;

e.	Payment to Company prior to Holder’s delivery of a Notice of Conversion shall terminate Holder’s option to convert;

f.
Conversion Calculations: No Fractional Shares. Conversion calculations pursuant to this Section 4 shall be rounded to the nearest whole share of Common Stock, and no fractional shares shall be issuable by the Company upon conversion of this Note. Conversion of this Note shall be deemed payment in full of this Note and this Note shall thereupon be cancelled;

g.
Anti-Dilution Protection. If the Company at any time or from time to time on or after the effective date of the  issuance of this Note (the “Original Issuance Date”) effects a subdivision of its outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased; and

h.
No Encumbrances. All Shares of Common Stock which may be issued upon conversion of this Note will, upon issuance by the Company in accordance with the terms of this Note, be validly issued, free from all taxes and liens with respect to the issuance thereof (other than those created by the holders), free from all pre-emptive or similar rights and be fully paid and non assessable.

5.
Redemption.  This Note may be redeemed by the Company by payment of the entire Principal and interest outstanding under this Note in cash to Holder.  The Company must provide notice to Holder not less than thirty (30) days prior to affecting such redemption.  During the period from providing of such notice to Holder and the Company affecting the redemption, the Company may cancel such redemption by providing notice of such cancellation to Holder.

a.	This Note may be prepaid in whole or in part at any time without penalty.

b.
Any partial prepayment shall be applied to any principal Loan amount outstanding and shall not postpone the due date of any subsequent monthly installment or change the minimum amount of such monthly installment.

c.
The Holder may apply any and all amounts received by it for application to the Loan evidenced hereby in such order and manner as the Holder in its discretion may determine. The undersigned understands and agrees that if for any reason the undersigned fails to pay any amount due under this Note on or before the date when due, the Holder shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages.

6.	Representations and Warranties of the Company. The Company represents and warrants to Holder as follows:

a.
The execution and delivery by the Company of this Note (i) are within the Company’s corporate power and authority, and (ii) have been duly authorized by all necessary corporate action.  Further, the undersigned is a duly authorized representative of the Company and has been authorized by a resolution of the board of Directors of the Company to exercise any and all documents necessary to effectuate the transaction contemplated hereby.

b.
This Note is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

7.	Representations, Warranties and Covenants of Holder. Holder represents and warrants to the Company, and agrees, as follows:

a.
This Note and any Conversion Shares issuable upon conversion of this Note are being acquired by Holder for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

b.	Holder is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

c.
Holder has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Holder’s investment in the Company; Holder believes that Holder has received or had access to all information Holder considers necessary or appropriate to make an informed investment decision with respect to this Note; and Holder is able financially to bear the risk of losing Holder’s full investment in this Note.

d.
Holder understands that this Note and any Shares converted pursuant hereto have not been registered under the Securities Act or registered or qualified under any the securities laws of any state or other jurisdiction, are “restricted securities,” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available. Prior to any proposed transfer of this Note or any Shares, Holder shall, among other things, give written notice to the Company of its intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by Holder in this Section 7 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws. Each certificate for any Shares shall bear a legend to the foregoing effect.

e.
The Holder has read and reviewed the Company’s latest periodic and current report filings on the Securities and Exchange Commission’s EDGAR webpage at www.sec.gov, including the risk factors, results of operations and financial statements included therein;

8.
Certain Waivers by the Company.  Except as expressly provided otherwise in this Note, the Company and every endorser or guarantor, if any, of this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral available to Holder, if any, and to the addition or release of any other party or person primarily or secondarily liable.

9.
Assignment by Holder.  If and whenever this Note shall be assigned and transferred, or negotiated, including transfers to substitute or successor trustees, the holder hereof shall be deemed the “Holder” for all purposes under this Note.

10.	Amendment. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

11.
Costs and Fees.  Anything else in this Note to the contrary notwithstanding, in any action arising out of this Agreement, the prevailing party shall be entitled to collect from the non-prevailing party all of its attorneys’ fees.  For the purposes of this Note, the party who receives or is awarded a substantial portion of the damages or claims sought in any proceeding shall be deemed the “prevailing” party and attorneys’ fees shall mean the reasonable fees charged by an attorney or a law firm for legal services and the services of any legal assistants, and costs of litigation, including, but not limited to, fees and costs at trial and appellate levels.

12.
Governing Law.  It is the intention of the parties hereto that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Florida, except as such laws may be preempted by any federal law controlling the rate of interest which may be charged on account of this Note.

13.
No Third Party Benefit.  The provisions and covenants set forth in this Agreement are made solely for the benefit of the parties to this Agreement and are not for the benefit of any other person, and no other person shall have any right to enforce these provisions and covenants against any party to this Agreement.

14.
Jurisdiction, Venue and Jury Trial Waiver.  The parties hereby consent and agree that, in any actions predicated upon this Note, venue is properly laid in Miami-Dade County, Florida and that the Circuit Court in and for Miami-Dade County, Florida, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Note.

15.
Interpretation.  The term “Company” as used herein in every instance shall include the Company’s successors, legal representatives and assigns, including all subsequent grantees, either voluntarily by act of the Company or involuntarily by operation of law and shall denote the singular and/or plural and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the contexts so requires or properly applies.  The term “Holder” as used herein in every instance shall include the Holder’s successors, legal representatives and assigns, as well as all subsequent assignees, endorsees and holders of this Note, either voluntarily by act of the parties or involuntarily by operation of law.  Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation.

16.
WAIVER OF JURY TRIAL.  THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.  THE COMPANY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE HOLDER IN EXTENDING CREDIT TO THE COMPANY, THAT THE HOLDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

17.
Copies and Signatures.  A copy of this Promissory Note signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy of this Promissory Note shall be effective as an original for all purposes.

SIGNATURE PAGE TO FOLLOW -

IN WITNESS WHEREOF, the undersigned has caused this Convertible Promissory Note to be executed and delivered by a duly authorized officer as of the date first above written.

ACIES CORPORATION, a Nevada Corporation

By: /s/ Oleg Firer
Oleg Firer, President

EXHIBIT A

Conversion Election Form

____________, 200_

Acies Corp.
14 Wall Street, Suite 1620
New York, NY  10005

Re:           Conversion of Promissory Note

Gentlemen:

You are hereby notified that, pursuant to, and upon the terms and conditions of that certain Convertible Promissory Note of Acies Corp. (the “Company”), in the principal amount of $172,653.00 (the “Note”), held by me (us), I (we) hereby elect to exercise my (our) Conversion Option (as such term in defined in the Note), in connection with $__________ of the amount currently owed under the Note, effective as of the date of this writing, which amount will convert in ________________ shares of the Company’s Common Stock.

Please issue certificate(s) for the applicable shares of the Company’s Common Stock issuable upon the Conversion, in the name of the person provided below.

Very truly yours,

___________________________
Name:

Please issue certificate(s) for Common Stock as follows:

______________________________________________
Name

______________________________________________
Address

______________________________________________
Social Security No. of Shareholder